UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2008

LTX-CREDENCE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-10761	04-2594045
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

825 University Avenue, Norwood, Massachusetts	02062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 461-1000

LTX CORPORATION

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 29, 2008, LTX-Credence Corporation, formerly known as LTX Corporation (the “Company” or “LTX-Credence”), and Credence Systems Corporation (“Credence”) completed the merger of equals (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of June 20, 2008 (the “Merger Agreement”), among the Company, Zoo Merger Corporation, a wholly-owned subsidiary of the Company, and Credence. In connection with the Merger, the Company changed its name to “LTX-Credence Corporation” and changed the symbol under which its common stock trades on the NASDAQ Global Market to “LTXC”. Credence is now a wholly-owned subsidiary of the Company as a result of the Merger.

In connection with the completion of the Merger, on August 29, 2008 the Company entered into a supplemental indenture to the indenture governing Credence’s 3.5% convertible senior subordinated notes due 2010 (the “Notes”). Under the terms of the indenture, as supplemented by the supplemental indenture, the Notes are unsecured senior indebtedness of Credence and bear interest at the rate of 3.5% per annum. Interest is payable by Credence on May 15 and November 15 of each year through maturity on May 15, 2010. At maturity, Credence will be required to repay the outstanding principal of the Notes and any accrued and unpaid interest thereon.

Pursuant to the indenture, as supplemented by the supplemental indenture, the Notes are convertible, subject to the satisfaction of certain conditions or the occurrence of certain events as described below, into shares of the Company’s common stock at a conversion price per share of the Company’s common stock of $13.46 (subject to adjustment in certain events). The Notes contain provisions known as net share settlement which, upon conversion of the Notes, require Credence to pay holders in cash for up to the principal amount of the converted Notes and to settle any amounts in excess of the cash amount in shares of the Company’s common stock.

Under the terms of the indenture, as supplemented by the supplemental indenture, each holder of Notes has the right, at his or her option, at any time on or before the close of business on the last trading day prior to the maturity date, to convert his or her Notes into shares of the Company’s common stock, only under the following circumstances:

•

during any calendar quarter beginning after December 31, 2006, and only during such calendar quarter, if, as of the last day of the immediately preceding calendar quarter, the volume weighted average price per share of the Company’s common stock for at least 20 trading days in the period of the 30 consecutive trading days ending on the last trading day of such preceding calendar quarter was more than 150% of the conversion price of the Notes on the last day of such preceding calendar quarter;

•

during any five trading day period after any five consecutive trading day period in which the trading price per $1,000 principal amount of Notes, as determined following a request by a holder in accordance with the procedures described in the indenture, for each day of that period was less than 98% of the product of (x) the volume weighted average price of the Company’s common stock for each day in that period and (y) the conversion rate per $1,000 principal amount of Notes;

•	if the Company distributes to all holders of the Company’s common stock rights or warrants entitling them to purchase, for a period expiring within 45 days of the date of issuance, the Company’s common stock at less than the closing price of the Company’s common stock on the day of issuance;

•

if the Company distributes to all holders of its common stock, assets, debt securities or rights to purchase the Company’s securities, which distribution has a per share value exceeding 7.5% of the volume weighted average price of the Company’s common stock on the business day preceding the declaration date for such distribution;

•

if a designated event (as such term is defined in the indenture) or an event that would have been a designated event but for the existence of the proviso in the definition of change of control in the indenture, occurs or is anticipated to occur;

•	at any time after Credence delivers a conversion termination notice to the holders of the Notes in accordance with the terms of the indenture; or

•	at any time during the period beginning 60 days prior to, but excluding, any scheduled designated event payment date (as such term is defined in the indenture) or the maturity date.

Following a designated event, Credence must offer to repurchase all Notes then outstanding at a repurchase price in cash equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest and liquidated damages (as such term is defined in the indenture), if any, to, but excluding, the date of payment.

If there is an event of default (as defined in the indenture), the principal of and premium, if any, on all the Notes and the interest accrued thereon may be declared immediately due and payable, subject to certain conditions set forth in the indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving Credence. The following are some of the other events of default under the Notes:

•	Credence fails to pay principal or premium, if any, due at maturity, upon repurchase, acceleration or otherwise;

•	Credence fails to deliver all cash and any shares of common stock due upon conversion;

•	Credence fails to pay interest and such failure continues for a period of 30 days;

•	Credence fails to perform or observe any of the covenants or warranties in the indenture and fails to cure for 30 days after it is notified of such failure;

•	Credence fails to repurchase the Notes upon a designated event or fails to timely notify the holders of such event;

•	Credence defaults under a credit agreement, mortgage, indenture or instrument resulting in a payment due of $10,000,000 or more and fails to cure such default within 30 days; and

•	specified events involving Credence’s bankruptcy, insolvency or reorganization.

The foregoing descriptions of the supplemental indenture, the indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the supplemental indenture, the indenture and the Notes, which are filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 29, 2008, the Company and Credence completed the Merger contemplated by the Merger Agreement, pursuant to which Credence became a wholly-owned subsidiary of the Company and the Company changed its name to “LTX-Credence Corporation.” Pursuant to the Merger Agreement, each share of Credence common stock outstanding as of immediately prior to the effective time of the Merger (the “Effective Time”) was converted into the right to receive 0.6129 shares of the Company’s common stock. As a result of this conversion, an aggregate of 63,020,745 shares of the Company’s common stock were issued to former stockholders of Credence and, immediately after the Effective Time, the former stockholders of Credence held 50.02% of the outstanding shares of the Company’s common stock and the continuing Company stockholders held 49.98% of the outstanding shares of the Company’s common stock. In addition, at the Effective Time, all outstanding options and other equity-based awards to acquire shares of Credence common stock were converted into options and other equity-based awards to acquire shares of the Company’s common stock, as adjusted to reflect the exchange ratio of the Merger.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company’s common stock continues to trade on the NASDAQ Global Market; however, effective as of the open of trading on September 2, 2008 and in connection with the Merger, the symbol under which the Company’s common stock trades changed from “LTXX” to “LTXC”. In connection with the change of the Company’s name, the CUSIP number of the Company’s common stock changed to 502403 108.

Following completion of the Merger, Credence common stock was delisted from trading on the NASDAQ Global Market.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2008, in connection with the completion of the Merger and as contemplated pursuant to the Merger Agreement, effective as of the Effective Time on August 29, 2008, each of Robert E. Moore, Samuel Rubinovitz and Patrick J. Spratt resigned from the Company’s board of directors. In addition, Roger W. Blethen resigned as chairman of the Company’s board of directors but remains a member of the Company’s board of directors.

Mr. Moore was a member of the board’s compensation committee and corporate governance and nominating committee; Mr. Rubinovitz was a member of the board’s audit committee and corporate governance and nominating committee; and Mr. Spratt was the chairman of the board’s audit committee and was a member of the board’s corporate governance and nominating committee.

Also on August 27, 2008, pursuant to the Merger Agreement and effective as of the Effective Time on August 29, 2008, as approved by resolutions of the Company’s board of directors:

•	the number of directors on the Company’s board of directors was increased from eight to nine;

•

in accordance with the recommendation of the nominating and corporate governance committee of the Company’s board of directors, the following former members of Credence’s board of directors were elected to the Company’s board of directors: Lavi A. Lev (as a Class III director with a term expiring upon the 2010 annual meeting of the Company’s stockholders), Lori Holland (as a Class I director with a term expiring upon the 2008 annual meeting of the Company’s stockholders), Bruce R. Wright (as a Class I director with a term expiring upon the 2008 annual meeting of the Company’s stockholders) and Ping Yang (as a Class II director with a term expiring upon the 2009 annual meeting of the Company’s stockholders); and

•	Mr. Lev was appointed as chairman of the Company’s board of directors.

As of the time of the filing of this Current Report on Form 8-K, the newly-elected directors of the Company have not been appointed to any committees of the Company’s board of directors and the Company has not determined to which committees the newly-elected directors may be appointed.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 29, 2008, pursuant to articles of amendment (the “Articles of Amendment”) filed by the Company with the Secretary of the Commonwealth of Massachusetts on that date, the Company amended its articles of organization to increase the number of authorized shares of its common stock from 200,000,000 to 400,000,000 and to change the Company’s name from LTX Corporation to LTX-Credence Corporation. The Articles of Amendment are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events.

On August 29, 2008, the Company issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Report of Independent Registered Public Accounting Firm is incorporated herein by reference to Exhibit 99.2 to this Current Report on Form 8-K.

The audited consolidated balance sheets of Credence as of November 3, 2007 and October 31, 2006 and the consolidated statements of operations, consolidated statements of stockholders’ equity and consolidated statements of cash flows of Credence for each of the three years in the period ended November 3, 2007, and the notes related thereto, are incorporated herein by reference to Exhibit 99.3 to this Current Report on Form 8-K.

The unaudited consolidated balance sheet of Credence as of May 3, 2008 and the consolidated statements of operations and consolidated statements of cash flows of Credence for the three and six months ended May 3, 2008, and the notes related thereto, are incorporated herein by reference to Exhibit 99.4 to this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item has not been filed on this initial Current Report on Form 8-K. Instead, the pro forma financial information will be filed by amendment on or before November 12, 2008.

(d) Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LTX-CREDENCE CORPORATION

Date: September 2, 2008	By:	/s/ Joseph A. Hedal
Joseph A. Hedal General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 20, 2008, by and among LTX-Credence Corporation (formerly known as LTX Corporation), Zoo Merger Corporation and Credence Corporation (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K (File No. 000-10761) filed with the SEC on June 23, 2008)

3.1	Articles of Amendment to the Articles of Organization of LTX-Credence Corporation (formerly known as LTX Corporation)

4.1	Supplemental Indenture, dated as of August 29, 2008, among LTX-Credence Corporation (formerly known as LTX Corporation), Credence Systems Corporation and The Bank of New York Mellon Trust Company, N.A.

4.2	Indenture, dated as of December 20, 2006, between Credence Systems Corporation and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to Credence Systems Corporation’s Current Report on Form 8-K (File No. 000-22366) filed with the SEC on December 21, 2006)

4.3	Form of Global 3.5% Convertible Senior Subordinated Note due 2010, issued on December 20, 2006 by Credence Systems Corporation (incorporated by reference to Exhibit 4.2 to Credence Systems Corporation’s Current Report on Form 8-K (File No. 000-22366) filed with the SEC on December 21, 2006)

23.1	Consent of Ernst & Young LLP

99.1	Press Release dated August 29, 2008

99.2	Report of Independent Registered Public Accounting Firm (incorporated by reference to Credence System Corporation’s Annual Report on Form 10-K (File No. 000-22366) for the fiscal year ended November 3, 2007)

99.3	Audited consolidated balance sheets of Credence Systems Corporation as of November 3, 2007 and October 31, 2006 and the consolidated statements of operations, consolidated statements of stockholders’ equity and consolidated statements of cash flows of Credence Systems Corporation for each of the three years in the period ended November 3, 2007, and the notes related thereto (incorporated by reference to Credence System Corporation’s Annual Report on Form 10-K (File No. 000-22366) for the fiscal year ended November 3, 2007)

99.4	Unaudited consolidated balance sheet of Credence Systems Corporation as of May 3, 2008 and the consolidated statements of operations and consolidated statements of cash flows of Credence Systems Corporation for the three and six months ended May 3, 2008, and the notes related thereto (incorporated by reference to Credence Systems Corporation’s Quarterly Report on Form 10-Q (File No. 000-22366) for the fiscal quarter ended May 3, 2008)